                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     SH CAPITAL PARTNERS, L.P.

            Item                                     Information

Name:                               SH CAPITAL PARTNERS, L.P.

Address:                            950 Third Avenue, 17th Floor, New York,
                                    NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring Statement   May 20, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By:    Stone House Capital Management, LLC
                                    Its:   General Partner

                                    By:    /s/ Mark Cohen
                                           -------------------------------------
                                    Name:  Mark Cohen
                                    Title: Managing Member
                                    Date:  May 22, 2015

2.     MARK COHEN

            Item                                     Information

Name:                               MARK COHEN

Address:                            950 Third Avenue, 17th Floor, New York,
                                    NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring Statement   May 20, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading   USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    /s/ Mark Cohen
                                    ---------------------------------------
                                    Date:    May 22, 2015